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                                                                    Exhibit 99.1

NEWS RELEASE

Investor Relations Contact:                    Corporate Communications Contact:
Sonia Segovia, IR Coordinator                  Abbie Kendall, Principal
PDF Solutions, Inc.                            Armstrong Kendall, Inc.
Tel: (408) 938-6491                            Tel: (503) 672-4681
Email: sonia.segovia@pdf.com                   Email: abbie@akipr.com

                         PDF SOLUTIONS(R) REPORTS RECORD
                              THIRD QUARTER REVENUE

           Results Represent 7th Sequential Quarter of Revenue Growth

      SAN JOSE, Calif. -- October 21, 2004 -- PDF Solutions, Inc. (Nasdaq: PDFS) the leading provider of process-design integration technologies to enhance IC manufacturability, today announced financial results for its third fiscal quarter ended September 30, 2004.

      Revenue for the third fiscal quarter of 2004 totaled a record $16.5 million, an increase of 46%, compared with revenue of $11.3 million for the third fiscal quarter of 2003. On a GAAP basis, net income for the third fiscal quarter of 2004 totaled approximately $135,000, or $0.01 per diluted share, compared with a net loss of approximately $1.2 million, or $0.05 per diluted share, for the third fiscal quarter of 2003.

      In addition to using GAAP results in evaluating PDF's business, management also believes it useful to measure results using a non-GAAP measure of net income or loss, which excludes amortization of stock-based compensation and acquired intangible assets and the write-off of in-process research and development resulting from the acquisition of IDS Software Systems, Inc. in September 2003. Using this non-GAAP measure, net income for the third fiscal quarter of 2004 totaled $1.5 million, or $0.06 per diluted share, compared with non-GAAP net income of approximately $332,000, or $0.01 per diluted share, for the third fiscal quarter of 2003.

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      As previously announced, PDF will hold a live conference call beginning at
3:00 p.m. Pacific Time/6:00 p.m. Eastern Time today to discuss these quarterly results. A live webcast of this conference call will be available on PDF's website at http://ir.pdf.com/medialist.cfm. A replay of the call will be available at the same website address beginning approximately two hours after completion of the live call. Further, a copy of this press release, including the disclosure and reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP measure, which non-GAAP measures may be used periodically by PDF's management when discussing financial results with investors and analysts, will be available on PDF's website at http://www.pdf.com/news_archive.phtml following the date of this release.

ABOUT PDF SOLUTIONS

PDF Solutions, Inc. (Nasdaq: PDFS) is the leading provider of process-design integration technologies for manufacturing integrated circuits (ICs). PDF's software, methodologies and services enable semiconductor companies to create IC designs that can be more easily manufactured using manufacturing processes that are more capable. By simulating deep sub-micron product and process interactions, the PDF solution offers clients reduced time to market, increased IC yield and performance, and enhanced product reliability and profitability. Headquartered in San Jose, Calif., PDF Solutions operates worldwide with additional offices in Europe and Japan. For more information, visit www.pdf.com.

PDF Solutions(R) is a registered trademark of PDF Solutions, Inc.

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                               PDF SOLUTIONS, INC.
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                     SEPTEMBER 30,   DECEMBER 31,
                                                                         2004            2003
                                                                     -------------   -----------
                                 ASSETS
Current assets:
   Cash and cash equivalents ......................................   $  42,939       $  39,110
   Accounts receivable, net of allowances .........................      15,468          11,869
   Prepaid expenses and other current assets ......................       2,653           2,614
   Deferred tax assets ............................................       1,433           1,808
                                                                      ---------       ---------
        Total current assets ......................................      62,493          55,401
Property and equipment, net .......................................       3,444           4,110
Goodwill ..........................................................      40,590          40,548
Intangible assets, net ............................................      17,292          22,906
Other assets ......................................................         798           1,002
                                                                      ---------       ---------
       Total assets ...............................................   $ 124,617       $ 123,967
                                                                      =========       =========

                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable ...............................................   $   1,594       $     835
   Accrued compensation and related benefits ......................       2,970           1,952
   Other accrued liabilities ......................................       2,310           1,485
   Other acquisition obligations ..................................         552           1,880
   Taxes payable ..................................................       3,285           2,871
   Deferred revenue ...............................................       3,346           3,300
   Billings in excess of recognized revenue .......................       2,807             465
                                                                      ---------       ---------
       Total current liabilities ..................................      16,864          12,788
Long term liabilities .............................................         310             287
Deferred tax liabilities ..........................................       2,584           4,340
                                                                      ---------       ---------
       Total liabilities ..........................................      19,758          17,415
                                                                      ---------       ---------

Stockholders' equity
     Common stock .................................................           4               4
     Additional paid-in-capital ...................................     131,910         129,568
     Treasury stock ...............................................      (4,806)             --
     Deferred stock-based compensation ............................        (209)           (688)
     Notes receivable from stockholders ...........................        (550)         (3,025)
     Accumulated deficit ..........................................     (21,530)        (19,361)
     Accumulated other comprehensive income .......................          40              54
                                                                      ---------       ---------
       Total stockholders' equity .................................     104,859         106,552
                                                                      ---------       ---------
       Total liabilities and stockholders' equity .................   $ 124,617       $ 123,967
                                                                      =========       =========

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                               PDF SOLUTIONS, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                     ----------------------------   ----------------------------
                                                                     SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,
                                                                         2004           2003             2004           2003
                                                                     -------------  -------------   -------------  -------------
Revenue:
   Design-to-silicon-yield solutions ..............................    $ 14,036       $  9,033        $ 39,244        $ 25,175
   Gain share .....................................................       2,414          2,267           5,051           5,282
                                                                       --------       --------        --------        --------
     Total revenue ................................................      16,450         11,300          44,295          30,457
                                                                       --------       --------        --------        --------

Cost and expenses:
   Cost of design-to-silicon-yield solutions:
       Direct costs of design-to-silicon-yield
        solutions: ................................................       5,887          3,768          15,610          10,726
       Amortization of acquired core technology ...................       1,266            652           3,943             818
   Research and development .......................................       4,940          4,421          14,980          13,123
   Selling, general and administrative ............................       3,801          3,106          11,220           8,720
   Stock-based compensation amortization* .........................         134            366             681           1,344
   Amortization of other acquired intangible assets ...............         351            137           1,172             137
   Write-off of in-process research and development ...............          --            800              --             800
                                                                       --------       --------        --------        --------
       Total costs and expenses ...................................      16,379         13,250          47,606          35,668
                                                                       --------       --------        --------        --------
Income (loss) from operations .....................................          71         (1,950)         (3,311)         (5,211)
Interest and other income .........................................         150            278             441             998
                                                                       --------       --------        --------        --------
Income (loss) before taxes ........................................         221         (1,672)         (2,870)         (4,213)

Tax (benefit) provision ...........................................          86           (441)           (702)           (972)
                                                                       --------       --------        --------        --------
Net income (loss) .................................................    $    135       $ (1,231)       $ (2,168)       $ (3,241)
                                                                       ========       ========        ========        ========
Net income (loss) per share:
   Basic ..........................................................    $   0.01       $  (0.05)       $  (0.09)       $  (0.14)
                                                                       ========       ========        ========        ========
   Diluted ........................................................    $   0.01       $  (0.05)       $  (0.09)       $  (0.14)
                                                                       ========       ========        ========        ========
Weighted average common shares:
   Basic ..........................................................      25,293         23,002          25,310          22,701
                                                                       ========       ========        ========        ========
   Diluted ........................................................      25,983         23,002          25,310          22,701
                                                                       ========       ========        ========        ========
 * Stock-based compensation amortization:
    Cost of design-to-silicon yield solutions .....................    $      2       $     77        $     39        $    293
    Research and development ......................................         130            222             606             785
    Selling, general and administrative ...........................           2             67              36             266
                                                                       --------       --------        --------        --------
                                                                       $    134       $    366        $    681        $  1,344
                                                                       ========       ========        ========        ========

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                               PDF SOLUTIONS, INC.
    RECONCILIATION OF REPORTED GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               THREE MONTHS ENDED
                                                           ----------------------------
                                                           SEPTEMBER 30,  SEPTEMBER 30,
                                                               2004           2003
                                                           -------------  -------------
GAAP net income (loss) ..................................    $    135       $ (1,231)

Stock-based compensation amortization ...................         134            366

Amortization of intangibles, net of taxes ...............       1,226            397

Write-off of in-process research and development ........          --            800

                                                             --------       --------
Non-GAAP net income .....................................    $  1,495       $    332
                                                             ========       ========

Non-GAAP net income per share - diluted .................    $   0.06       $   0.01
                                                             ========       ========

Weighted average common shares - diluted ................      25,983         24,383
                                                             ========       ========

                           USE OF NON-GAAP INFORMATION

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles (GAAP), PDF also provides certain Non-GAAP financial measures that exclude certain charges as additional information relating to its operating results. PDF's management believes that the presentation of these measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. PDF has also chosen to provide this information to investors to enable them to perform meaningful comparisons of PDF's past, present and future operating results. These measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. The calculations of non-GAAP financial measures have been adjusted to exclude the effects of amortization of stock-based compensation and intangibles and the write-off of in-process research and development.

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